EXHIBIT 10.13.3

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NUMBER ONE TO

THE SOFTWARE DEVELOPMENT AND LICENSE AND SERVICES AGREEMENT

This Amendment Number One to the Software Development and License and Services Agreement (“Amendment 1”) is entered into by and between Brightmail Incorporated, a California corporation, with a place of business at 301 Howard Street, Suite 1800, San Francisco, California 94105 (“BI”), and MICROSOFT CORPORATION (successor in interest to WebTV Networks), a Washington corporation, with principal offices at One Microsoft Way, Redmond, WA 98052, (“Microsoft”). The effective date of this Amendment 1 is 20 April 2004 (“Effective Date”).

BACKGROUND

A. Effective as of January 4, 2001, BI and Microsoft entered into a Software Development and License and Services Agreement (“Agreement”) with regard to Microsoft licensed rights to the Software for the purpose of using the Brightmail® Solution Suite and related services, and which adopted and incorporated the terms of a certain Software Development and License and Services Agreement dated September 30, 2000, referred to as the “MSN Contract.”

B. MICROSOFT and BI now desire to amend the Agreement to modify the insurance requirements.

C. Unless indicated otherwise in this Amendment 1, capitalized terms used and not defined herein have the same meanings as in the Agreement.

Amendment

NOW, THEREFORE, the parties mutually agree to amend the Agreement as follows:

1. AMENDMENT. The Agreement is modified by deleting the requirement of * in Section 16.1 (c) of the MSN Contract and replacing it with *.

2. NO OTHER MODIFICATIONS EXIST. Except as expressly amended by this Amendment 1, the Agreement is in all respects ratified, confirmed and approved and all the terms, provisions and conditions set forth in the Agreement, which are not specifically modified by this Amendment 1, will be and remain in full force and effect from the Effective Date of this Amendment 1 for the entire Term of the Agreement.

3. ENTIRE AGREEMENT. In the event of any conflict of terms between the Agreement and the Amendment 1, the terms of the Amendment I will govern.

4. COUNTERPARTS. This Amendment 1 may be executed in any number of counterparts, each of which when so executed by an authorized signatory of the Parties will be deemed an original, and all of which together, shall constitute one and the sonic agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment 1, effective as of the Effective Date.

CONFIDENTIAL TREATMENT REQUESTED

BRIGHTMAIL INCORPORATED		MICROSOFT CORPORATION

By:	/s/ Mike Irwin	By:	/s/ Steven Gerri

Name:	Mike Irwin	Name:	Steven Gerri

Title:	CFO	Title:	General Manager

Date:	April 23, 2004	Date:	April 21, 2004